Exhibit 10.21

AMENDMENT NO. 4 TO AIRCRAFT LEASE

        This Amendment No. 4 to Lease Agreement (“Lease” or “Agreement”) is executed this 28th day of August, 2009 by and between EAGLE I, LLC, a Montana limited liability company (“Lessor”) and SEMITOOL, INC., a Montana corporation, with its principal place of business at 655 West Reserve Drive, Kalispell, Montana (“Lessee”).

RECITALS

    A.       Lessor is the owner of a Falcon 900 (the “Aircraft”) with a serial number of 65 and a registration number of N988T.

    B.        Lessor leased the Aircraft to the Lessee pursuant to the terms of a Lease Agreement dated January 15, 2004, as amended (the Lease Agreement”).

    C.       Lessee and Lessor have agreed to reduce the rental amount for the Aircraft.

NOW, THEREFORE, in consideration of the mutual promises and covenants exchanged herein and for other good and valuable consideration, the parties hereto agree as follows:

    1.        Amended Rental. Effective July 1, 2009, Lessee hereby covenants and agrees to pay Lessor, during the Term, a monthly rental of TWENTY THOUSAND DOLLARS ($20,000.00) per month.

    2.        Other Terms. All other terms of the Agreement shall remain unchanged and shall be incorporated by reference herein in their entirety.

        IN WITNESS WHEREOF, the Lessee and Lessor have duly executed this Amendment No. 4 to Lease Agreement as of the date first written above.

LESSEE: SEMITOOL, INC.	LESSOR: EAGLE I, LLC

By:      /s/Larry A. Viano
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Name:  Larry A. Viano
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Title:    VP-Finance, CFO
------------------------------------------------	By: /s/Raymon F. Thompson ------------------------------------------- Name: Raymon F. Thompson ------------------------------------------- Title: President -------------------------------------------